OPPENHEIMER STRATEGIC BOND FUND/VA

Prospectus Supplement dated April 16, 2010 to the

Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer Strategic Bond Fund/VA (the "Fund") dated April 30, 2009, as amended by the supplement dated March 4, 2010.

The Fund has been advised by a participating insurance company that holds shares of the Fund as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products that it expects to be redeeming a large portion of the Fund’s Service Shares currently held by it through a series of structured redemptions beginning in May 2010 and ending in June 2010. The Fund has been advised by this insurance company that it expects to be redeeming Service Shares with an approximate value of $2.1 billion. Based on net assets of the Fund and Service Shares outstanding as of April 6, 2010, this amount represents approximately 45% of the Fund’s net assets and 54% of the Fund’s outstanding Service Shares.
As a result of the expected redemptions and the corresponding decrease in the net assets of the Fund, the management fee and other expenses of the Fund, as a percentage of the Fund’s net assets, are expected to increase following completion of the redemptions.

In connection with the expected redemptions, the Fund expects to declare and pay a dividend to holders of Service Shares and Non-Service Shares in late April 2010 or early May 2010.

April 16, 2010                                                                                                                                                        PS0265.008